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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          DATE OF REPORT: July 28, 2005
                        (Date of Earliest Event Reported)

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                           JEFFERSON-PILOT CORPORATION
             (Exact name of registrant as specified in its charter)

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        North Carolina                   1-5955                  56-0896180
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                             100 North Greene Street
                        Greensboro, North Carolina 27401
              (Address of principal executive offices and zip code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2005, Jefferson-Pilot Corporation issued a news release announcing its financial results for the quarter ended June 30, 2005. A copy of the Earnings News Release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (C)   Exhibits

     99.1 News Release of Jefferson-Pilot Corporation, dated July 28, 2005, announcing financial results for the quarter ended June 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2005                      JEFFERSON-PILOT CORPORATION

                                         By:     /s/ Robert A. Reed
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                                         Name:   Robert A. Reed
                                         Title:  Vice President,
                                                 Secretary and Corporate Counsel